                COLLATERAL SECURITY, SETOFF AND NETTING AGREEMENT

     THIS COLLATERAL SECURITY,  SETOFF AND NETTING AGREEMENT,  dated as of April
18, 2007 (as amended, supplemented and otherwise modified from time to time, the
"Agreement") is made collectively among:

     WACHOVIA BANK, NATIONAL ASSOCIATION ("WBNA"), WACHOVIA INVESTMENT HOLDINGS,
LLC  ("Wachovia  Investment")  and  WACHOVIA  CAPITAL  MARKETS,  LLC  ("Wachovia
Capital";  together  with WBNA and Wachovia  Investment,  "Wachovia"),  and, any
Person who, directly or indirectly, is in control of, or is controlled by, or is under common control with, WBNA,  Wachovia  Investment or Wachovia Capital (each such Person,  a "Wachovia  Affiliate")  (WBNA,  Wachovia  Investment or Wachovia
Capital  and  its  respective  parent,  subsidiaries  and  Wachovia  Affiliates, individually a "Wachovia Entity" and collectively the "Wachovia Group"),  on the one hand,

                                     - and -

     NOVASTAR FINANCIAL INC.  ("Novastar  Financial") and any Person (including, without limitation, NOVASTAR MORTGAGE, INC. ("Novastar Mortgage")) who, directly or  indirectly,  is controlled  by Novastar  Financial,  but not any  "upstream"
controlling  party  of  Novastar   Financial  (each  such  Person,  a  "Novastar
Affiliate")   (Novastar  Financial  and  Novastar  Affiliates,   individually  a
"Novastar Entity" and collectively the "Novastar Group"), on the other hand.

                                R E C I T A L S:

     WHEREAS, from time to time, WBNA, Wachovia Investment,  Wachovia Capital or
any  other  Wachovia   Entity  have  engaged  and  may  continue  to  engage  in
Transactions  with Novastar  Financial and/or the Novastar Group,  involving the purchase,  repurchase,  sale,  swap,  lease,  loan or borrowing  of  securities, servicing rights, servicing advances and mortgage loans;

     WHEREAS,  certain  Wachovia  Entities  are  acting  as Buyers  and  certain
Novastar  Entities  are acting as  Sellers  and/or  Guarantors  under the Master
Repurchase  Agreements  identified on Exhibit A attached hereto (the "Repurchase
Agreements");

     WHEREAS, certain Novastar Entities are issuing the Guaranties identified on
Exhibit B attached hereto (the  "Guaranties") for the benefit of Wachovia,  each dated as of the date hereof,  to guarantee  the  obligations  of the  applicable
Novastar Entities under the related Repurchase Agreement.

     WHEREAS,  to induce Wachovia or any other Wachovia Entity to enter into the
Program Documents,  and for other good and valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the Novastar  Entities have agreed to secure their present and future  obligations to the Wachovia  Entities by  pledging  and  granting a security  interest  in certain  collateral  to the
Wachovia Entities hereunder.

                               A G R E E M E N T:

     Section 1.  Definitions.  As used herein,  unless  otherwise stated in this
Agreement,  all defined terms shall:  (i) have the same meaning ascribed to them in the Repurchase  Agreements;  and (ii) be read either as singular or plural as appropriate, and where necessary the singular form of any word used herein shall include the plural and vice versa.

          "Agreement" has the meaning set forth in the preamble.

          "Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time.

          "Collateral" has the meaning set forth in Section 2.

          "Event of Default" has the meaning set forth in Section 4.

          "Guaranty" has the meaning set forth in the preamble.

          "Obligations" has the meaning set forth in Section 2.

          "Person" shall mean an individual, corporation, trust, business trust, statutory  trust,  partnership,  limited  liability  company,  joint  venture or similar business association.

          "Repurchase Agreements" has the meaning set forth in the preamble.

          "Securities"   means,   collectively,   cash  or   cash   equivalents,
securities, commodities, instruments, loans, receivables, currencies or contract rights  or  interests,  options  or  rights  in or in  respect  of any  thereof, including any collateral of every kind delivered with respect thereto.

          "Settlement Amount" has the meaning set forth in Section 5.

          "Termination  Date"  for this  Agreement  means  the date on which all
Obligations have been satisfied in full.

          "Transaction Documents" means this Agreement and all other agreements, documents,  forms,  confirmations  and other writings  entered into or delivered pursuant to or in connection with any Transactions,  including,  but not limited to those set forth on Exhibit A hereto.

          "Transactions"  means,  without  limitation,  purchases  or  sales  of
Securities on a long, short or forward basis, loan transactions,  repurchase and reverse repurchase transactions,  arbitrage transactions,  swaps, collars, caps, floors and purchases or sales of options to purchase or sell Securities  entered into in connection with any of the Transaction Documents.

Section 2. Collateral.

     A. Each Novastar Entity on behalf of itself and each Novastar Entity hereby grants to each Wachovia Entity a continuing  security interest in and first lien on, and a right of setoff with respect to, all of their  respective  securities,
notes,  mortgages,  instruments,   financial  assets,  monies,  trust  receipts,
servicing rights, servicing advances or other property whenever acquired and all distributions thereon and

                                      -2-

proceeds  thereof,  whenever the same is held or carried for any Novastar Entity by any Wachovia Entity (other than in a third-party custodial capacity for fees)
or any of such entity's agents or pledged, lent or sold in a Transaction by such
Novastar  Enitty to each Wachovia  Entity entered into heretofore or at any time in the future (collectively the "Collateral"). The Collateral secures the prompt and full  payment  and  performance  when due of any and all  present and future obligations  and  liabilities  of any Novastar  Entity to any  Wachovia  Entity,
whether pledged or transferred  pursuant to a Transaction  Document or otherwise
(including   without   limitation   obligations   and   liabilities   under  any
Transactions),  whether matured, unmatured,  liquidated,  unliquidated, fixed or contingent  (together  with  interest at the rate  provided  under any agreement evidencing  the same (or if not so  provided,  at the rate  described in Section
6(B)), and any allowed costs and fees, the "Obligations").

     B. All  property of the Novastar  Group held by the  Wachovia  Group (other than in a third-party  custodial  capacity for fees) shall be held in the nature of a deposit for security.  Except to the extent otherwise expressly provided in a Transaction Document,  Collateral held by or for the benefit of, or pledged or transferred to WBNA, Wachovia Investment, Wachovia Capital or any other Wachovia
Entity, shall be deemed held by or for the benefit of, or pledged or transferred to, such entity for its own account or as agent and/or custodian for the account
of   another   Wachovia   Entity  (or   Wachovia   Entities),   as   applicable.
Notwithstanding the foregoing, this provision shall not be construed in a manner which conflicts with WBNA,  Wachovia  Investment,  Wachovia Capital or any other
Wachovia  Entity's  requirement  to obtain or maintain a certain level of margin with respect to any Transaction.

Section 3. Periodic Netting and Setoff.

     A. Each of the parties hereto  acknowledges that all Transactions have been and will be entered into, among other things, in consideration of each other.

     B. Effective as of the date of this  Agreement,  each Wachovia Entity shall have the right,  from  time-to-time in its sole business  discretion and without prior notice, to aggregate,  setoff and net any payment obligations owing to any
Wachovia  Entity from any  Novastar  Entity  against  any  payment  owing to any
Novastar  Entity  from any  Wachovia  Entity,  in each case,  arising  under any
Transaction.  The parties  specifically  agree that netting in respect of two or more  Transactions  may occur upon the  election of any  Wachovia  Entity.  This periodic netting process shall be handled as set forth within this Section 3 for all Collateral subject to Transactions. Accordingly,

          (1)  If any Novastar  Entity owes  obligations to any Wachovia  Entity pursuant to any of the  Transactions,  any  Wachovia  Entity may,
               without  prior  notice,  aggregate,  setoff and net the amount of
               such  obligations   against:   (a)  any  Collateral   pledged  or
               transferred by any Novastar  Entity to any Wachovia  Entity;  (b)
               any  Collateral  required to be paid or returned by any  Wachovia
               Entity  to any  Novastar  Entity;  and  (c) any  payment  due any
               Novastar  Entity from any Wachovia  Entity.  Specifically,  WBNA,
               Wachovia  Investment,  Wachovia  Capital  or any  other  Wachovia
               Entity may net (a)  amounts  owed to any  Novastar  Entity by any
               Wachovia Entity under the  Transactions;  and (b) amounts owed by any Novastar Entity to any Wachovia Entity under the Transactions to satisfy any Obligations of any Novastar Entity to any Wachovia
               Entity.

          (2)  If amounts  owed by all parties are equal,  no party shall make a payment under this Section 3.

                                      -3-

          (3)  All  payments due pursuant to this Section 3 shall be made on the payment date, which shall be no later than the first business day after the netting. All payments shall be made by wire transfer.

          (4)  Upon satisfaction of all obligations under a Transaction (whether by setoff or otherwise), each of the parties agrees to reflect on its  books and  records  that such  netted  Transaction  has been discharged fully.

          (5)  Any  Wachovia  Entity  may sell at  private  or  public  sale any
               Collateral   and  apply  the   proceeds   thereof   against   any
               Obligations,  or retain and apply any Collateral in  satisfaction of any such Obligations to any Wachovia Entity;

          (6)  Any Wachovia  Entity may setoff any  obligations  of any Wachovia
               Entity to any  Novastar  Entity  against any  Obligations  of any
               Novastar Entity to any Wachovia Entity; and

          (7)  Any  Wachovia  Entity may collect  from any  Novastar  Entity any losses, costs or expenses incurred by such Wachovia Entity or any other  Wachovia  Entity  in  taking  any of  the  above-mentioned actions  (including  commissions  and  reasonable  legal fees and expenses), all of which will be secured by the Collateral.

     C. In the event that the  Obligations  to be netted  are not  fixed,  WBNA,
Wachovia  Investment,  Wachovia Capital or any other Wachovia Entity may net and setoff  pursuant to this Section 3 amounts owning by any Wachovia  Entity to any
Novastar  Entity against 100% of the good faith estimate of such Wachovia Entity of the Obligations due from the Novastar Entity and including contractual and/or statutory interest, costs and anticipated attorney's fees.

     D. Any netting  Wachovia  Entity shall have the right to net and/or  setoff
Obligations and Transactions in any order it chooses.

Section 4. Default Netting and Setoff.

     A. An "Event of Default" shall have the respective meaning assigned to such terms in the relevant Transaction Documents.

     B. In  addition to all other  rights and  remedies  available,  an Event of
Default shall give each Wachovia Entity the netting and setoff rights  specified in Section 3.

Section 5. Close-Out Netting and Setoff.

     A. Upon termination of this Agreement, without limiting any other provision of this  Agreement  or any  Transaction  Document,  WBNA,  Wachovia  Investment,
Wachovia  Capital or any other  Wachovia  Entity may  aggregate,  setoff and net against any  Obligations  of any Novastar  Entity any  Collateral,  or the value thereof,  pledged by or required to be delivered or paid by any Novastar  Entity to any Wachovia  Entity in  connection  with such  terminated  Transactions.  In addition,  upon termination  under this Agreement,  WBNA,  Wachovia  Investment,
Wachovia  Capital or any other  Wachovia  Entity may  aggregate,  setoff and net against any  Obligations  of any Novastar  Entity any  Collateral,  or the value

                                      -4-

thereof,  pledged  by or  required  to be  delivered  or paid by WBNA,  Wachovia
Investment, Wachovia Capital or any other Wachovia Entity to any Novastar Entity in connection with such terminated  Transactions.  Thereupon,  the only delivery obligation of any of the parties in connection  with such  Transactions  will be for the parties to deliver such  Collateral or a net cash  payment,  as the case may be, as may be required after giving effect to such aggregation,  netting and setoff.

     B. The method by which the parties  hereto will value such  Collateral  for such netting and setoff purposes will be determined by the method  prescribed in the  applicable  agreement  or, in the absence of a  prescribed  method,  by the
Wachovia Entities in a commercially reasonable manner.

     C. In the alternative,  WBNA, Wachovia Investment,  Wachovia Capital or any
other  Wachovia  Entity may net and setoff  amounts  pursuant to this Section in accordance with the netting and setoff rights specified in Section 3.

     D. Each Wachovia  Entity shall  aggregate any gains,  losses and costs with respect to all transactions into a single net amount (the "Settlement  Amount").
It is expressly agreed that the Wachovia Entities shall not be required to enter into replacement  transactions in order to determine the Settlement  Amount. The
Wachovia  Group and the Novastar Group will provide one another with a statement showing,  in reasonable detail,  their calculations of gains,  losses and costs, including all relevant quotations and specifying any amount payable,  and giving details of the relevant account to which any amount payable is to be paid.

Section 6. Remedies.

     A. None of the rights and remedies of WBNA, Wachovia  Investment,  Wachovia
Capital or any other Wachovia  Entity shall be exclusive of any other  available right or remedy,  and each  remedy  shall be  cumulative  and in addition to any other  right or remedy of WBNA,  Wachovia  Investment,  Wachovia  Capital or any
other Wachovia Entity. WBNA, Wachovia Investment,  Wachovia Capital or any other
Wachovia  Entity shall be entitled to exercise  its rights and remedies  against the  Novastar  Group  in  such  order  and to such  extent  as it,  in its  sole discretion,  deems appropriate. It is understood that a prior demand or call, or prior  notice  of the time and  place of such  sale or  purchase,  shall  not be considered a waiver of the right of WBNA, Wachovia Investment,  Wachovia Capital or any other Wachovia  Entity to sell the  Collateral  without demand or notice.
Each Novastar Entity  acknowledges  that all of the Collateral (other than cash)
is of a type that may decline rapidly in value and/or is customarily  sold on or in a recognized  market  (including the whole loan market),  and therefore,  the
Novastar  Group is not entitled to prior  notification  of any intended  sale or other  disposition  thereof.  The Novastar Group shall remain liable for any and all Obligations it owes to WBNA,  Wachovia  Investment,  Wachovia Capital or any
other Wachovia Entity remaining  unpaid or unsatisfied  after the application of the Collateral and the exercise of all rights hereunder.

     B. All Obligations shall bear interest equal in value to the rate specified in the applicable Transaction Documents or, if no rate is specified,  in respect of each day, the overnight  Federal Funds  (Effective) Rate for such day that is quoted  the next  Local  Business  Day on  Telerate  Page 118 under the  caption
"Effective" for such day, or, if that rate is unavailable,  the weighted average of the rates on overnight Federal funds transactions with members of the Federal
Reserve System arranged by Federal funds brokers on such day as published by the
Federal Reserve Bank of New York on the next Local Business Day.

                                      -5-

     C. The rights and  remedies  granted  hereby to the  Wachovia  Group are in addition to any rights and  remedies,  and  supercede  any  limitations  on such rights and remedies that are inconsistent herewith, that they may have under any existing or future  agreements with any Novastar  Entity unless,  in the case of any future agreements,  any inconsistent  provision therein is stated explicitly to supercede this Agreement.  Without  limiting the generality of the foregoing, nothing  herein  shall  be  construed  as  a  requirement  that  WBNA,  Wachovia
Investment,  Wachovia Capital or any other Wachovia Entity cause Collateral held on account of a particular Transaction to be attributed (in whole or in part) to any other  Transaction in determining  whether that WBNA,  Wachovia  Investment,
Wachovia  Capital or any other  Wachovia  Entity is entitled to make a demand or call  upon the  Novastar  Entity  for  additional  securities,  monies  or other property under any such other Transaction.

Section 7. Multiple Party Setoff.

     A. Each  Wachovia  Entity and each  Novastar  Entity  agrees to engage in a triangular or multi-party  setoff pursuant to this Agreement if necessary.  Each
WBNA,  Wachovia  Investment,  Wachovia  Capital or any other Wachovia Entity and each Novastar  Entity agrees that, at the option of any party to this Agreement, and  without  prior  notice  to any other  party,  any and all  amounts  payable pursuant  to  Section  3,  Section 4 or Section 5 to any party may be reduced or satisfied by a setoff against any other amounts payable by or to any other party to this Agreement. For purposes of this Agreement, the parties agree that all of the Wachovia Entities  constitute a single unit and all of the Novastar Entities constitute a single unit for purposes of setoff.

     B. This  right of  setoff,  recognized  in New York law and ss.  553 of the
Bankruptcy Code, shall be held by all parties to this Agreement.  If any amounts are so set off, these amounts are to be discharged promptly and in all respects.

Section 8. Recoupment.

     The rights of the Wachovia  Group  contained  herein are in addition to any and all  recoupment  rights that the Wachovia Group may have at law or in equity against the Novastar Group.

Section 9. GOVERNING LAW.

     THIS  AGREEMENT  SHALL BE  GOVERNED BY NEW YORK LAW  WITHOUT  REFERENCE  TO
CHOICE OF LAW DOCTRINE.

Section 10. SUBMISSION TO JURISDICTION; WAIVERS.

     EACH  NOVASTAR  ENTITY HEREBY  WAIVES TRIAL BY JURY.  EACH NOVASTAR  ENTITY
HEREBY  IRREVOCABLY  CONSENTS TO THE NON-EXCLUSIVE  JURISDICTION OF ANY COURT OF
THE STATE OF NEW YORK, OR IN THE UNITED STATES  DISTRICT  COURT FOR THE SOUTHERN
DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS IN ANY
ACTION OR  PROCEEDING.  EACH NOVASTAR  ENTITY HEREBY  SUBMITS TO, AND WAIVES ANY
OBJECTION EACH NOVASTAR ENTITY MAY HAVE TO, NON-EXCLUSIVE  PERSONAL JURISDICTION
AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES  DISTRICT
COURT FOR THE  SOUTHERN  DISTRICT  OF NEW YORK,  WITH  RESPECT  TO ANY  DISPUTES
ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

                                      -6-

Section 11. Assignment; Modification.

     This  Agreement  may  not  be  amended  or  modified  except  in a  written instrument executed by each of the parties hereto. The rights and obligations of the  parties  under  this  Agreement  and under  any  transaction  or  agreement
(including any Transaction  between the parties) may not be assigned without the prior written  consent of the other party and any purported  assignment  without such consent shall be null and void.  Subject to the  foregoing,  this Agreement shall be  binding  on the  parties  and their  successors  and  assigns.  If any provisions of this Agreement  shall not be  enforceable,  the parties agree that the  remaining  provisions  of  this  Agreement  shall  constitute  the  binding
Agreement between the parties.

Section 12. Representations, Warranties and Covenants.

     Each  party  represents  and  warrants  to the other  party that it has all requisite  power to execute,  deliver and  perform  its  obligations  under this
Agreement;  that this Agreement constitutes a legal, valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy,  insolvency and
other  laws  affecting   creditors'   rights   generally  and  subject,   as  to
enforceability,   to  general   principals  of  equity  (regardless  of  whether
enforcement  is sought in a  proceeding  in equity or at law);  that neither the execution and delivery of this  Agreement by the party,  nor the  performance of its obligations hereunder,  (A) conflicts or will conflict with, results or will result in a breach or violation of, or constitutes or will  constitute a default under: (i) its articles of  incorporation or by-laws (or equivalent  documents);
(ii) the  terms of any  agreement,  obligation  or  instrument  to which it is a party; or (iii) any statute,  law, decree,  order, rule or regulation applicable to it, or (B) requires any authorization,  approval,  consent, order, filing, or other action except such as has previously been obtained.

     Novastar Financial represents and warrants as of the date of this Agreement that it has no "upstream" controlling parties.

Section 13. Recordings of Communications.

     The Wachovia  Entities and the Novastar  Entities shall have the right (but not  the  obligation)  from  time to time  to  make  or  cause  to be made  tape recordings of communications  between its employees and those of the other party with respect to Transactions.  The Wachovia  Entities and the Novastar  Entities
consent to the  admissibility of such tape recordings in any court,  arbitration or other proceedings.  The parties agree that a duly authenticated transcript of such a tape recording  shall be deemed to be a writing  conclusively  evidencing the parties' agreement.

Section 14. Enforcement Costs and Expenses.

     The Novastar  Entities  shall jointly and severally  reimburse all Wachovia
Entities for any damages, claims, liabilities,  expenses, attorney's fees, etc., arising  out of the  enforcement  of this  Agreement  or any  other  Transaction
Document.

Section 15. Cooperation.

     Each party agrees that it will deliver such  documents and take such action as are required to implement the terms of this Agreement.

                                      -7-

Section 16. Counterparts.

     This Agreement may be executed in counterparts  all of which taken together shall constitute the Agreement.

Section 17. Notice.

     In the event that any  Wachovia  Entity  aggregates,  sets-off and nets any payment  obligations  owing to any  Wachovia  Entity  from any  Novastar  Entity against any payment owing to any Novastar Entity from any Wachovia Entity as set forth in this Agreement, such Wachovia Entity shall provide the related Novastar
Entity with reasonable notice after the occurrence of such aggregation,  set-off and netting.

                            [REMAINDER OF PAGE BLANK]

                                      -8-

     IN WITNESS WHEREOF, the undersigned have executed this Collateral Security,
Setoff and Netting Agreement as of the date first written above.

NOVASTAR FINANCIAL, INC., for itself       WACHOVIA BANK, NATIONAL
and on behalf for the Novastar Group       ASSOCIATION, for itself and on behalf
                                           for the Wachovia Group

By:  /s/ Michael L. Bamburg                By:  /s/ Andrew W. Riebe
   ---------------------------------          ----------------------------------
Name:   Michael L. Bamburg                 Name:   Andrew W. Riebe
     -------------------------------            --------------------------------
Title:  Executive Vice President           Title:  Director
      ------------------------------             -------------------------------

WACHOVIA CAPITAL MARKETS, LLC, for         WACHOVIA INVESTMENT HOLDINGS LLC, for
itself and on behalf for the Wachovia      itself and on behalf of the Wachovia
Group                                      Group

By:  /s/ Scott Schuman                     By:  /s/ Justin Zahoos
   ---------------------------------          ----------------------------------
Name:   Scott Schuman                      Name:   Justin Zahoos
     -------------------------------            --------------------------------
Title:  Vice President                     Title:  Vice President
      ------------------------------             -------------------------------